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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 13, 2000


                              MOLDFLOW CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



        DELAWARE                                      000-30027                               04-340673
-----------------------------                 -----------------------                   -------------------
(State or other jurisdiction                  (Commission file number)                    (IRS employer
      of incorporation)                                                                identification no.)


                     91 HARTWELL AVENUE, LEXINGTON, MA 02421
                --------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (781) 674-0085
                                                           --------------


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ITEM 2. - ACQUISITION OR DISPOSITION OF ASSETS.

On April 13, 2000, Moldflow Corporation completed the acquisition of Advanced CAE Technology, Inc. (d/b/a C-Mold) ("C-Mold"). Moldflow Corporation paid $11.0 million in cash for all of the outstanding shares of C-Mold. The acquisition was described in, and the Agreement and Plan of Merger filed as an Exhibit to, the Registration Statement on Form S-1 (Registration Statement No. 333-95289) of Moldflow Corporation, the terms of which are incorporated herein by reference.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.

See the Consolidated Financial Statements of Advanced CAE Technology, Inc. included in Amendment No. 4 to Registration Statement on Form S-1, Registration No. 333-95289 of Moldflow Corporation, filed with the Securities and Exchange Commission on March 24, 2000, which are incorporated herein by reference.

(b)      Pro Forma Financial Information.

See the Unaudited Pro Forma Combined Financial Information for Moldflow Corporation included in Amendment No. 4 to Registration Statement on Form S-1, Registration No. 333-95289 of Moldflow Corporation, filed with the Securities and Exchange Commission on March 24, 2000, which are incorporated herein by reference.

(c)      Exhibits

2.1 Agreement and Plan of Merger, dated February 11, 2000, by and among Moldflow Corporation, Moldflow Merger Corp., Advanced CAE Technology, Inc. ("C-Mold") and certain stockholders of C-Mold, incorporated by reference to
Exhibit 2.1 to Amendment No. 1 to Registration Statement No. 333-95289 of Moldflow Corporation, filed with the Securities and Exchange Commission on February 11, 2000. The Agreement and Plan of Merger as filed excludes schedules and exhibits which Moldflow agrees to furnish supplementally upon request of the Commission.

23.1 Consent of PricewaterhouseCoopers LLP.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  MOLDFLOW CORPORATION



Date: April 26, 2000                              By: /s/ Suzanne E. Rogers
                                                      --------------------------
                                                  Name: Suzanne E. Rogers
                                                  Title: Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.   Description


2.1 Agreement and Plan of Merger, dated February 11, 2000, by and among Moldflow Corporation, Moldflow Merger Corp., Advanced CAE Technology, Inc. ("C-Mold") and certain stockholders of C-Mold, incorporated by reference to Exhibit 2.1 to Amendment No. 1 to Registration Statement No. 333-95289 of Moldflow Corporation, filed with the Securities and Exchange Commission on February 11, 2000. The Agreement and Plan of Merger as filed excludes schedules and exhibits which Moldflow agrees to furnish supplementally upon request of the Commission.

23.1          Consent of PricewaterhouseCoopers LLP.